AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
SUPPLEMENT DATED DECEMBER 15, 2005
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUSES

Effective December 15, 2005 AIG Life Insurance Company is amending certain of its variable universal life insurance Policy prospectuses for the purpose of describing a change in the availability of the J.P. Morgan Series Trust II Mid Cap Value Portfolio (the "Portfolio") as a variable investment option under the Policies.

Effective immediately, the Portfolio will no longer be offered as a variable investment option under the Policies.

If you have any questions, please call us at 1-302-594-2352.